Investment Strategy - Bancreek Global Select ETF	Jan. 16, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) that invests in equity securities consisting primarily of common stock and securities convertible into common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s sub-adviser, Bancreek Capital Advisors, LLC (the “Sub-Adviser”), generally expects to invest in listed large capitalization companies economically tied to both U.S. and non-U.S. developed markets. The Fund defines large capitalization companies as those companies with market capitalizations exceeding $5 billion at the time of purchase. The Fund defines non-U.S. developed markets as the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Sub-Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States.

The Sub-Adviser pursues the Fund’s investment objective by investing in equity securities of companies that the Sub-Adviser believes exhibit characteristics that meet the Sub-Adviser’s qualitative and quantitative criteria. The Sub-Adviser selects securities using its proprietary research system that employs a rigorous, quantitative framework in evaluating companies. Investments are selected based on a process that utilizes proprietary data analysis to evaluate a potential investment’s ability to compound capital over time. Such analysis incorporates company specific data, fundamental metrics, and market data. In pursuing its objective, the Fund focuses on stocks of companies that generally generate strong free cash flow that is then either reinvested or distributed to shareholders.

The Sub-Adviser’s proprietary research system typically results in a portfolio of 25 to 50 securities, which is generated monthly for reconstitution and reweighting. The Fund will not invest more than 10% of its assets in any single security at the time of purchase; however, the Sub-Adviser will generally consider the removal of any security from the portfolio if the issuer’s fundamentals change or if the Sub-Adviser believes the security no longer exhibits earnings growth characteristics.

While investing in a particular geographic region or market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more geographic regions, sectors, or currencies as a result of the security selection decisions made pursuant to its strategy, based on portfolio positioning and output of the Sub-Adviser’s quantitative models.

Although the Sub-Adviser does not expect to regularly do so, under certain market conditions, the Sub-Adviser may seek to hedge its exposure to one or more non-U.S. currencies through the use of forward foreign currency contracts. As of January 16, 2026, the Fund expects to have significant investments in Canadian issuers and European issuers, although this may change from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.